UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
    On September 7, 2021,Compass Diversified Holdings (“Compass Diversified”) issued a press release announcing the acquisition of Lugano Diamonds & Jewelry, Inc., a California corporation (“Lugano”).
Based in Newport Beach, California and founded in 2004, Lugano makes one-of-a-kind jewelry for some of the world’s most discerning clientele. The Company achieved approximately $30 million of adjusted EBITDA for the trailing twelve month period ending June 30, 2021, with less than $1 million in maintenance capital expenditures during that same period. Compass Diversified will post a presentation on September 8, 2021 with additional information on Lugano on its website at ir.compassdiversified.com in the coming days.
The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing. The information on our website is not a part of this Current Report on Form 8-K.
Section 8     Other Events
Item 8.01    Other Events
Compass Diversified and Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following descriptions relates to the recent acquisition of one such business.
Lugano
On September 3, 2021, the Company, through its newly formed acquisition subsidiaries, Lugano Holding, Inc., a Delaware corporation (“Holdings”), and Lugano Buyer, Inc., a Delaware corporation (“Buyer”) and a wholly-owned subsidiary of Holdings, acquired the issued and outstanding shares of stock of Lugano other than the Rollover Shares described below (the “Transaction”). The Transaction was effectuated pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), also dated September 3, 2021, by and among Buyer, the Sellers named therein (“Sellers”) and Mordechai Haim Ferder in his individual capacity and as initial representative of the Sellers.
Concurrently with the execution and delivery of the Purchase Agreement, certain of the Sellers executed agreements with Holdings pursuant to which they, immediately prior to the effective time of the Transaction, contributed certain shares of Lugano stock (the “Rollover Shares”) to Holdings in exchange for shares of Holdings stock (the “Seller Contribution”). Immediately following consummation of the Seller Contribution, Holdings contributed the Rollover Shares to Buyer.
The enterprise value for Lugano was $256 million. After removal of the Rollover Shares, and making working capital and certain other adjustments, CODI paid approximately $198 million in cash upon the closing of the Transaction, which payments are subject to certain customary post-closing adjustments. The Company funded the purchase price through cash on its balance sheet and a draw on its revolving credit facility. Upon consummation of the Transaction and taking into consideration the Seller Contribution, CODI directly owns approximately 60% of Holdings, which in turn directly and indirectly owns all of issued and outstanding equity interests of Buyer and Lugano.
The Purchase Agreement contains customary representations, warranties and covenants. The Purchase Agreement also provides certain indemnification rights and, in connection with closing, Buyer has obtained representation and warranty insurance which will provide coverage for breaches of certain representation and warranties contained in the Purchase Agreement, subject to deductibles and certain other terms and conditions.
Concurrent with the Closing, the Company provided a credit facility to Lugano, as borrower, and Buyer, as co-borrower, pursuant to which a secured revolving loan commitment and secured term loan were made available to Lugano (the “Lugano Credit Agreement”). The initial amount outstanding under these facilities on the Closing Date was approximately $102 million. The loans advanced under the Lugano Credit Agreement to Lugano are guaranteed by Holdings and are secured by security interests in substantially all the assets and properties of

Lugano, Buyer and Holdings, including a pledge by Buyer of all of the equity interests in Lugano. In addition to being similar to the terms and conditions of the credit facilities in place with its existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of Lugano and its subsidiaries.
The foregoing brief description of the Purchase Agreement is not meant to be exhaustive and is qualified in its entirety by the Purchase Agreement itself, which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(a) Financial statements of the businesses acquired
To the extent required by this item, historical financial statements for the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.
(b) Pro forma financial information
To the extent required by this item, pro forma financial information relating to the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 7, 2021 announcing the Transaction.

99.2
Stock Purchase Agreement, dated September 3, 2021, between Lugano Buyer Inc., Mordechai Haim Ferder, as trustee of The Haim Family Trust dated 2/24/2009, Edit Fintzi Ferder, as trustee of The RF 2021 Irrevocable Trust dated 8/30/2021, Mordechai Haim Ferder, as trustee of The TF 2021 Irrevocable Trust dated 8/30/2021, Simba IL Holdings, LLC and Mordechai Haim Ferder in his individual capacity and as initial representative of the Sellers.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer